UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K/A

                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 20, 1998
                                                -------------------------

                                 SB Partners
-------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)

  New York                       000-08952                     13-6294787
-------------------------------------------------------------------------
(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

   666 Fifth Avenue, New York, NY                                 10103
-------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
                                                  -----------------------

-------------------------------------------------------------------------
    (Former name or former address, if changed since last report.)

Item 7. Financial Statements

         The following audited and pro forma financial information is included as an amendment to the Form 8-K dated August 20, 1998, filed on September 4, 1998 and incorporated herein by reference.

             In assessing the acquisition of Cypress Key Apartments, the Registrant considered estimates of cash flow, physical condition, location, the competitive nature of the market, existing tenancies and opportunities to retain and attract additional tenants. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. After reasonable inquiry, the Registrant is not aware of any material factors that would cause the reported financial information in the accompanying Statements of Revenue and Certain Expenses not to be indicative of future operating results, although no assurance can be given that the historical financial information will be representative of future results.

             The following pro forma consolidated financial statements reflect the purchase of Cypress Key Apartments by the Registrant. The consolidated balance sheet as of the last filing, June 30, 1998, has been restated to reflect the inclusion of the assets and liabilities of this 360 unit apartment community, as if the acquisition had occurred at the end of the period. The consolidated statements of operations for both the six months ended June 30, 1998 and the year ended December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the acquisition had been consummated at the beginning of the periods presented.

             In addition, as Cherry Hill Office center was sold on April 16, 1998, and Riverbend Apartments was sold on June 30, 1998, the consolidated statements of operations for the periods ended June 30, 1998 and December 31, 1997 have been restated to reflect the results of operations of the Registrant as if these sales had been consummated at the beginning of the periods presented. Furthermore, all items of income and related expenses of Plantation Shopping Center, which was sold on December 8, 1997, have been removed from the consolidated statement of operations for the year ended December 31, 1997.

             The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the sales were consummated during the fiscal periods presented. Please refer to Forms 8-K filed April 30, 1998, July 15, 1998, and December 23, 1997, as amended, filed in connection with these transactions.

                                  SB PARTNERS
                                  -----------

                                   FORM 8-K/A
                                   ----------

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


Statement of Revenue and Certain Expenses
    for the six months ended June 30, 1998 (Unaudited)  . . . . . .  4

Notes to Statement of Revenue and Certain Expenses (Unaudited)  . .  5

Report of Independent Public Accountants  . . . . . . . . . . . . .  6

Statement of Revenue and Certain Expenses
    for the year ended December 31, 1997  . . . . . . . . . . . . .  7

Notes to Statement of Revenue and Certain Expenses  . . . . . . . .  8

Pro Forma Consolidated Balance Sheet as of June 30, 1998  . . . . .  9

Pro Forma Consolidated Statement of Operations
    for the six months ended June 30, 1998  . . . . . . . . .  10 - 11

Pro Forma Consolidated Statement of Operations
    for the year ended December 31, 1997  . . . . . . . . . .  12   14

Notes to Pro Forma Consolidated Financial Statements  . . . .  15 - 17



                             CYPRESS KEY APARTMENTS
                             ----------------------
                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                     --------------------------------------
                                   UNAUDITED
                                   ---------

REVENUES:
  Base rent                                                     $1,434,177
  Other income                                                      61,115
                                                                ----------

       Total revenues                                            1,495,292
                                                                ----------

EXPENSES:
  General and administrative                                        58,529
  Maintenance and repairs                                          204,092
  Utilities                                                         74,294
  Promotions and marketing                                          58,764
  Real estate and personal property taxes                          152,880
  Management fees                                                   59,128
  Professional services                                              3,222
  Insurance                                                         19,911
                                                                ----------

       Total expenses                                              630,820
                                                                ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                           $  864,472
                                                                ==========

    The accompanying notes are an integral part of this financial statement.


                             CYPRESS KEY APARTMENTS
                             ----------------------
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                     --------------------------------------
                                   UNAUDITED
                                   ---------

BASIS OF PRESENTATION

    The accompanying Statement Of Revenue And Certain Expenses relates to the operations of Cypress Key Apartments, a 360 unit residential apartment community located in Orlando, Florida.

    The accompanying financial statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as depreciation and amortization, not related to the future operations of the property. Management is not aware of any material factors relating to the property which would cause the reported financial information not to be indicative of future operating results.

SIGNIFICANT ACCOUNTING POLICIES

    The accompanying Statement Of Revenue And Certain Expenses was prepared on the accrual basis of accounting in accordance with generally accepted accounting principles. Rental income is recorded as earned pursuant to the terms of leases entered into with tenants, generally for periods not longer than a year. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of certain estimates in determining the reported amounts of revenues and expenses. Actual results could differ from those estimates.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Owners of
Cypress Key Apartments:


We have audited the accompanying Statement of Revenue and Certain Expenses of Cypress Key Apartments (the Company) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K to be filed by SB Partners, as described in Note 2, and is not intended to be a complete presentation of the Company's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Company, as described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP
/s/ Arthur Andersen LLP

Boston, Massachusetts
September 3, 1998


                             CYPRESS KEY APARTMENTS
                             ----------------------
                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------
                          YEAR ENDED DECEMBER 31, 1997
                          ----------------------------

REVENUES:
  Base rent                                                    $ 2,674,000
  Other income                                                     101,966
                                                               -----------

       Total revenues                                            2,775,966
                                                               -----------

EXPENSES:
  General and administrative                                       341,520
  Maintenance and repairs                                          392,547
  Utilities                                                        154,869
  Promotions and marketing                                          61,810
  Real estate and personal property taxes                          303,319
  Management fees                                                  103,063
  Professional services                                              1,625
  Insurance                                                         41,737
                                                                ----------

       Total expenses                                            1,400,490
                                                                ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                           $1,375,476
                                                                ==========

    The accompanying notes are an integral part of this financial statement.


                             CYPRESS KEY APARTMENTS

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1997


BUSINESS

    Cypress Key Apartments (Cypress) is a residential apartment community, built in 1988, consisting of 360 units in Orlando, Florida. The complex is located on 23 acres of land and encompasses 369,851 square feet of building space. The accompanying financial statement includes all of the direct costs of the business of Cypress. Cypress was acquired by SB Partners in August 1998.


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K to be filed by SB Partners. The statement is not indicative of future operations as certain expenses, primarily depreciation, amortization and interest expenses, which may not be comparable to the expenses expected to be incurred by SB Partners in future operations of Cypress, have been excluded.

    Revenue Recognition

    Rental income, principally from short-term leases on apartment units, is recognized as income under the operating method as the rentals become due.

    Use of Estimates

    The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported
    amounts of revenue and expenses during the reporting period.   Actual
    results could differ from those estimates.


                                                          SB PARTNERS
                                                          -----------
                                               (a New York limited partnership)
                                                ------------------------------

                                             PRO FORMA CONSOLIDATED BALANCE SHEET
                                             ------------------------------------
                                                          (UNAUDITED)
                                                           ---------

                                                        June 30,          PRO FORMA         PRO FORMA
                                                          1998           ADJUSTMENTS         BALANCE
                                                      AS REPORTED        (SEE NOTE 2)         SHEET
                                                      -----------         ----------        ---------
 Assets:
   Investments -
     Real Estate, at cost
     Land                                            $  2,924,653        $  2,260,000        $  5,184,653
     Buildings, furnishings and improvements           29,318,059          20,404,725          49,722,784
     Less - accumulated depreciation                  (13,830,104)                  0         (13,830,104)
                                                      -----------        ------------        ------------
                                                       18,412,608          22,664,725          41,077,333

Other assets-
     Cash and cash equivalents                         25,625,968         (22,357,940)          3,268,028
     Other                                              1,254,044                   0           1,254,044
                                                      -----------        ------------        ------------
    Total assets                                      $45,292,620        $    306,785        $ 45,599,405
                                                      ===========        ============        ============
 Liabilities:

    Mortgage notes and other loans payable            $24,852,391        $          0        $ 24,852,391
    Accounts payable and accrued expenses                 388,209             196,454             584,663
    Tenant security deposits                              139,566             110,331             249,897
                                                      -----------        ------------        ------------
    Total liabilities                                  25,380,166             306,785          25,686,951
                                                      -----------        ------------        ------------

 Partners' Capital:
 Units of partnership interest without par value;
    Limited partners - 7,753 units                     19,928,321                   0          19,928,321
    General partner - 1 unit                              (15,867)                  0             (15,867)
                                                      -----------        ------------        ------------
           Total partners' capital                     19,912,454                   0          19,912,454
                                                      -----------        ------------        ------------
          Total liabilities & partners' capital       $45,292,620        $    306,785        $ 45,599,405
                                                      ===========        ============        ============

                               See accompanying notes to pro forma consolidated financial statements.


                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           ----------------------------------------------
                                                            (UNAUDITED)
                                                             ---------
                                               For the Six Months Ended June 30, 1998
                                             -----------------------------------------
                                                                              PRO FORMA ADJUSTMENTS
                                                                                  (SEE NOTE 2)
                                                                              ---------------------
                                                                          SALE OF
                                                                        CHERRY HILL          SALE OF            RESTATED
                                                         AS                OFFICE           RIVERBEND           FOR SALE
                                                      REPORTED             CENTER           APARTMENTS        TRANSACTIONS
                                                     ----------         -----------        -----------        ------------
 Revenues:
 Rental income                                        $4,932,996          $(416,047)       $(1,925,117)        $2,591,832
 Interest on short-term investments                       44,544                  0                  0             44,544
 Other                                                   472,833             (1,069)          (357,714)           114,050
                                                     -----------        -----------       ------------         ----------
     Total revenues                                    5,450,373           (417,116)        (2,282,831)         2,750,426
                                                     -----------        -----------       ------------         ----------
 Expenses:
 Real estate operating expenses                        2,850,975           (250,472)        (1,377,203)         1,223,300
 Interest on mortgage notes and other loans payable    1,033,584                  0            (96,430)           937,154
 Depreciation and amortization                           611,390             (4,873)                 0            606,517
 Real estate taxes                                       382,460            (49,380)          (145,061)           188,019
 Management fees                                         374,296            (12,000)           (72,000)           290,296
 Other                                                   145,326            (17,216)           (16,552)           111,558
                                                      ----------        -----------       ------------         ----------
     Total expenses                                    5,398,031           (333,941)        (1,707,246)         3,356,844
                                                      ----------        -----------       ------------         ----------
Net income (loss) from continuing operations              52,342            (83,175)          (575,585)          (606,418)

 Net income (loss) from continuing operations
        allocated to general partner                           7                (11)               (74)               (78)
                                                      ----------       ------------        -----------         ----------
 Net income (loss) from continuing operations
        allocated to limited partners                 $   52,335         $  (83,164)        $ (575,511)        $ (606,340)
                                                      ==========        ===========        ===========         ==========
 Net income (loss) from continuing operations
     per unit of limited partnership interest        $      6.75        $    (10.73)        $   (74.23)        $   (78.21)
                                                     ===========        ===========        ===========         ==========
Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                        7,753              7,753              7,753              7,753
                                                     ===========        ===========        ===========         ==========

                               See accompanying notes to pro forma consolidated financial statements.

                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           ----------------------------------------------
                                                            (UNAUDITED)
                                                             ---------
                                               For the Six Months Ended June 30, 1998
                                             -----------------------------------------

                                                                   PRO FORMA ADJUSTMENTS
                                                                        (SEE NOTE 2)
                                                                   ---------------------
                                                      RESTATED          PURCHASE OF         PRO FORMA
                                                      FOR SALE          CYPRESS KEY           INCOME
                                                    TRANSACTIONS         APARTMENTS         STATEMENT
                                                    ------------        -----------         ----------
 Revenues:
 Rental income                                        $2,591,832         $1,434,177        $4,026,009
 Interest on short-term investments                       44,544                  0            44,544
 Other                                                   114,050             61,115           175,165
                                                     -----------        -----------        ----------
     Total revenues                                    2,750,426          1,495,292         4,245,718
                                                     -----------        -----------        ----------
 Expenses:
 Real estate operating expenses                        1,223,300            474,718         1,698,018
 Interest on mortgage notes and other loans payable      937,154                  0           937,154
 Depreciation and amortization                           606,517            340,000           946,517
 Real estate taxes                                       188,019            152,880           340,899
 Management fees                                         290,296            128,000           418,296
 Other                                                   111,558              3,222           114,780
                                                      ----------        -----------        ----------
     Total expenses                                    3,356,844          1,098,820         4,455,664
                                                      ----------        -----------        ----------
Net income (loss) from continuing operations            (606,418)           396,472          (209,946)

 Net income (loss) from continuing operations
        allocated to general partner                         (78)                51               (27)
                                                      ----------       ------------        ----------
 Net income (loss) from continuing operations
        allocated to limited partners                 $ (606,340)       $   396,421        $ (209,919)
                                                      ==========        ===========        ==========
 Net income (loss) from continuing operations
     per unit of limited partnership interest        $    (78.21)       $     51.13        $   (27.08)
                                                     ===========        ===========        ==========
Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                        7,753              7,753             7,753
                                                     ===========        ===========        ==========

                               See accompanying notes to pro forma consolidated financial statements.

                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           ----------------------------------------------
                                                            (UNAUDITED)
                                                             ---------
                                                For the Year Ended December 31, 1997
                                                ------------------------------------
                                                                   PRO FORMA ADJUSTMENTS
                                                                        (SEE NOTE 2)
                                                                   ---------------------
                                                                          SALE OF            RESTATED
                                                                         PLANTATION        FOR SALE OF
                                                          AS              SHOPPING          PLANTATION
                                                       REPORTED            CENTER        SHOPPING CENTER
                                                      ----------        -----------      ---------------
 Revenues:
 Rental income                                       $ 8,647,671        $(1,660,552)      $ 6,987,119
 Interest on short-term investments                      110,680                  0           110,680
 Other                                                   307,301            (38,856)          268,445
                                                     -----------        -----------       -----------
     Total revenues                                    9,065,652         (1,699,408)        7,366,244
                                                     -----------        -----------       -----------
 Expenses:
 Real estate operating expenses                        3,826,057           (309,882)        3,516,175
 Interest on mortgage notes and other loans payable    2,213,440           (390,484)        1,822,956
 Depreciation and amortization                         1,723,683           (391,992)        1,331,691
 Management fees                                       1,196,611           (160,000)        1,036,611
 Real estate taxes                                       815,086           (245,724)          569,362
 Write-off of uncollectible accounts                     369,635           (328,615)           41,020
 Other                                                   241,951            (32,208)          209,743
                                                     -----------        -----------       -----------
     Total expenses                                   10,386,463         (1,858,905)        8,527,558
                                                     -----------        -----------       -----------
          Income (loss) from operations               (1,320,811)           159,497        (1,161,314)

 Equity in net income of joint venture                   316,320                  0           316,320
                                                     -----------        -----------       -----------
 Net income (loss) from continuing operations         (1,004,491)           159,497          (844,994)

 Net income (loss) from continuing operations
        allocated to general partner                        (130)                21              (109)
                                                     -----------        -----------       -----------
 Net income (loss) from continuing operations
        allocated to limited partners                $(1,004,361)       $   159,476       $  (844,885)
                                                     ===========        ===========       ===========
 Net income (loss) from continuing operations
     per unit of limited partnership interest        $   (129.54)       $     20.56       $   (108.98)
                                                     ===========        ===========       ===========
Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                        7,753              7,753             7,753
                                                     ===========        ===========       ===========

                               See accompanying notes to pro forma consolidated financial statements.

                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           ----------------------------------------------
                                                            (UNAUDITED)
                                                             ---------
                                                For the Year Ended December 31, 1997
                                                ------------------------------------
                                                                             PRO FORMA ADJUSTMENTS
                                                                                 (SEE NOTE 2)
                                                        RESTATED            ---------------------
                                                      FOR SALE OF        SALE OF           SALE OF             RESTATED
                                                      PLANTATION        CHERRY HILL        RIVERBEND           FOR SALE
                                                    SHOPPING CENTER    OFFICE CENTER      APARTMENTS         TRANSACTIONS
                                                    ---------------    -------------      ----------         ------------
 Revenues:
 Rental income                                       $ 6,987,119        $(1,496,841)        $(151,705)         $ 5,338,573
 Interest on short-term investments                      110,680                  0                 0              110,680
 Other                                                   268,445             (6,842)          (32,193)             229,410
                                                     -----------        -----------         ---------          -----------
     Total revenues                                    7,366,244         (1,503,683)         (183,898)           5,678,663
                                                     -----------        -----------         ---------          -----------
 Expenses:
 Real estate operating expenses                        3,516,175           (909,706)         (104,496)           2,501,973
 Interest on mortgage notes and other loans payable    1,822,956            (15,342)          (17,778)           1,789,836
 Depreciation and amortization                         1,331,691           (174,406)                0            1,157,285
 Management fees                                       1,036,611            (72,000)         (331,000)             633,611
 Real estate taxes                                       569,362           (168,971)          (10,915)             389,476
 Write-off of uncollectible accounts                      41,020                  0                 0               41,020
 Other                                                   209,743             (3,421)           (1,138)             205,184
                                                     -----------        -----------         ---------          -----------
     Total expenses                                    8,527,558         (1,343,846)         (465,327)           6,718,385
                                                     -----------        -----------         ---------          -----------
          Income (loss) from operations               (1,161,314)          (159,837)          281,429           (1,039,722)

 Equity in net income of joint venture                   316,320                  0          (316,320)                   0
                                                     -----------        -----------         ---------          -----------
 Net income (loss) from continuing operations           (844,994)          (159,837)          (34,891)          (1,039,722)

 Net income (loss) from continuing operations
        allocated to general partner                       (109)                (21)               (4)                (134)
                                                     -----------        -----------         ---------          -----------
 Net income (loss) from continuing operations
        allocated to limited partners                 $ (844,885)       $  (159,816)        $ (34,887)         $(1,039,588)
                                                     ===========        ===========         =========          ===========

 Net income (loss) from continuing operations
     per unit of limited partnership interest         $  (108.98)       $    (20.61)        $   (4.50)         $   (134.09)
                                                     ===========        ===========         =========          ===========
Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                        7,753              7,753             7,753                7,753
                                                      ==========        ===========         =========          ===========

                               See accompanying notes to pro forma consolidated financial statements.

                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           ----------------------------------------------
                                                            (UNAUDITED)
                                                             ---------
                                                For the Year Ended December 31, 1997
                                                ------------------------------------
                                                                    PRO FORMA ADJUSTMENTS
                                                                         (SEE NOTE 2)
                                                                    ---------------------
                                                      RESTATED           PURCHASE OF         RESTATED
                                                      FOR SALE           CYPRESS KEY          INCOME
                                                    TRANSACTIONS          APARTMENTS         STATEMENT
                                                    ------------          ----------         ---------
 Revenues:
 Rental income                                       $ 5,338,573           $2,674,000       $ 8,012,573
 Interest on short-term investments                      110,680                    0           110,680
 Other                                                   229,410              101,966           331,376
                                                     -----------           ----------       -----------
     Total revenues                                    5,678,663            2,775,966         8,454,629
                                                     -----------           ----------       -----------
 Expenses:
 Real estate operating expenses                        2,501,973            1,095,546         3,597,519
 Interest on mortgage notes and other loans payable    1,789,836                    0         1,789,836
 Depreciation and amortization                         1,157,285              680,000         1,837,285
 Management fees                                         633,611              256,000           889,611
 Real estate taxes                                       389,476               303,319          692,795
 Write-off of uncollectible accounts                      41,020                    0            41,020
 Other                                                   205,184                1,625           206,809
                                                     -----------           ----------       -----------
     Total expenses                                    6,718,385            2,336,490         9,054,875
                                                     -----------           ----------       -----------
          Income (loss) from operations               (1,039,722)             439,476          (600,246)

 Equity in net income of joint venture                         0                    0                 0
                                                     -----------           ----------       -----------
 Net income (loss) from continuing operations         (1,039,722)             439,476          (600,246)

 Net income (loss) from continuing operations
        allocated to general partner                       (134)                   57               (77)
                                                     -----------           ----------       -----------
 Net income (loss) from continuing operations
        allocated to limited partners                $(1,039,588)          $  439,419       $  (600,169)
                                                     ===========           ==========       ===========
 Net income (loss) from continuing operations
     per unit of limited partnership interest         $  (134.09)           $   56.68       $    (77.41)
                                                     ===========            =========       ===========
Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                        7,753                7,753             7,753
                                                      ==========            =========       ===========

                               See accompanying notes to pro forma consolidated financial statements.

                                SB PARTNERS
                                -----------
                     (a New York limited partnership)
                     --------------------------------

           NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
           ----------------------------------------------------

(1)     Accounting and Financial Reporting
        ----------------------------------
             The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the periods presented.
         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K, quarterly report on Form 10-Q, and Forms 8-K filed April 30, 1998, July 15, 1998, and December 23, 1997, as amended.


(2)     Pro Forma Adjustments
        ---------------------

             The consolidated balance sheet as of the last filing date, June 30, 1998, has been restated to reflect the addition of the assets and liabilities related to Cypress Key Apartments as if the transaction had occurred on such date. The consolidated statements of operations for the six month period ended June 30, 1998 and the year ended December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the acquisition had been consummated at the beginning of the periods presented.

             The accompanying pro forma consolidated statements of operations also reflect the sale of Riverbend Apartments by the Registrant. The consolidated statements of operations for the six month period ended June 30, 1998 and the year ended December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the periods presented. As previously reported, the Registrant purchased the forty percent co-venturer's interest in the apartment community on December 15, 1997. However, the pro forma effect on the consolidated statement of operations of the Registrant as a result of the acquisition of the forty percent co-venturer's interest in Riverbend Apartments is negated by the subsequent sale on June 30, 1998. Therefore, the net effect of the transactions has been reflected in the pro forma consolidated statement of operations for the year ended December 31, 1997. Please refer to the Form 8-K filed December 23, 1997, and the annual report on Form 10-K, for additional discussion regarding the acquisition of the forty percent co-venturer's interest in Riverbend Apartments.

             In addition, the accompanying pro forma consolidated financial statements reflect the sale of Cherry Hill Office Center by the Registrant on April 16, 1998. The consolidated statements of operations for both the six months ended June 30, 1998 and the year ended December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the periods presented. Please refer also to the Form 8-K filed April 30, 1998 in connection with this transaction.

             Furthermore, all items of income and related expenses of Plantation Shopping Center, which was sold on December 8, 1997, have been removed from the consolidated statement of operations for the year ended December 31, 1997. The Registrant is reflecting this transaction in accordance with the rules and regulations regarding the filing of Form 8-K, as the sale was consummated during the fiscal year presented. Please refer also to the Form 8-K filed December 23, 1997, as amended, filed in connection with this transaction.

             The pro forma consolidated balance sheet reflects the addition of the total costs to acquire Cypress Key Apartments, $22,664,725, to the Registrant's portfolio of investments in real estate properties, and the related decrease in cash resulting from this all cash transaction, $22,357,940. Liabilites assumed, including 1998 real estate taxes accrued through the date of purchase totalling $196,454 and tenant security deposits payable of $110,331 are added to the total liabilities of the Registrant. All adjustments are shown as of the date of the last balance sheet filed, June 30, 1998.

             The income of Cypress Key Apartments has been added to the consolidated statement of operations for the periods presented, including rental and other income received from tenants. All expenses relating to the property, including real estate operating expenses, taxes, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investment in the property. The aforementioned income and expense adjustments have been prepared as if the purchase had taken place at the beginning of the periods presented.

             All items of income of Riverbend Apartments have been removed from the consolidated statements of operations for the periods presented, including rental and other income received from tenants. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses, taxes, and other expenses have also been removed from the statements of operations. In addition, management fees have been reduced to reflect the sale of the property. No depreciation expense is included in the pro forma consolidated financial statements since the property had been classified as an asset held for sale. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of the periods presented. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations.

             All items of income of Cherry Hill Office Center have been removed from the consolidated statement of operations for the periods presented, including rental and other income received from tenants. All expenses relating to the property, including real estate operating expenses, taxes, depreciation, and other expenses have also been removed. Management fees have been reduced to reflect the sale of the property. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of the periods presented. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations.

             All items of income of Plantation Shopping Center have been removed from the consolidated statement of operations for the year ended December 31, 1997, including rental and other income received from tenants. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses and taxes, depreciation, and other expenses have also been removed from the statement of operations. In addition, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma consolidated statement of operations. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of 1997.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  --------------------------------------
                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date     November 3, 1998         /s/ George N. Tietjen III
     ------------------------     --------------------------------------
                                  George N. Tietjen III
                                  Vice-President